United States Securities and Exchange Commission
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
February 1, 2006 (January 30, 2006)
LOWRANCE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0-15240 (Commission File Number)	44-0624411 (IRS Employer Identification Number)
12000 EAST SKELLY DRIVE
TULSA, OKLAHOMA 74128
(Address of principal executive offices and zip code)
918-437-6881
(Registrant’s telephone number,
including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On January 29, 2006, Lowrance Electronics, Inc. (the “Company”) announced that it entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Simrad Yachting AS, a stock corporation incorporated under the laws of Norway (“Parent”), and Navico Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent (“Purchaser”), which provides for the acquisition of the Company by Parent. Pursuant to the terms of the Merger Agreement, Purchaser will commence a cash tender offer (the “Offer”) to purchase all of the Company’s outstanding shares of common stock at a price of $37 per Share in cash, to be followed by a second step merger of the Purchaser into the Company (the “Merger”).
     Before entering into the Merger Agreement, representatives of Parent and the Purchaser conducted a due diligence review of the Company and in connection with this review Parent and the Purchaser received limited forward-looking information concerning the Company’s operating performance through the end of its current fiscal year (which ends on July 31, 2006). The Company initially provided Parent and the Purchaser with forward-looking information derived from its budget for the 2006 fiscal year. Because the Company’s actual results for the first five months of fiscal year 2006 (through December 31, 2005) were below the amounts included in its budget for this period, the Company revised this forward-looking information to reflect this lower performance. The original forward-looking information is set forth below under the columns headed “Budget” and the revised forward-looking information is set forth below under the columns headed “Forecast”. The Company has advised Parent and the Purchaser of certain assumptions, risks and limitations relating to the forward-looking information set forth in the table below, and that the Company has not as a matter of course made public any forward-looking information as to future performance or earnings.
     As noted above, the Company furnished to Parent and the Purchaser certain forward-looking information for the fiscal year ending on July 31, 2006. A summary of this forward-looking information and certain historical results from the current and prior fiscal year is provided in the following table.

	Fiscal year ended			Five Months Ended			12 months ended
	July 31,			December 31,			December 31,
	2005	2006	2006	2005	2006	2006	2004	2005
	(Actual)	(Budget)	(Forecast)	(Actual)	(Budget)	(Actual)	(Actual)	(Actual)
				(Dollars in thousands)
Net sales	$146,369	$207,539	$194,589	$32,444	$55,328	$44,437	$116,036	$158,362
Gross profit	54,927	73,125	62,080	11,589	16,808	11,567	48,178	54,906
Selling and administrative expenses	34,651	39,817	40,445	11,596	14,311	14,750	30,628	37,804
Research and development expenses	6,306	7,021	6,810	2,739	2,932	2,721	5,953	6,289
Operating income	13,970	26,287	14,825	(2,747)	(435)	(5,904)	11,597	10,812
Interest expense	1,095	1,535	2,221	295	451	555	678	1,354
Pretax income	12,876	24,752	12,604	(3,041)	(886)	(6,459)	10,919	9,458
Net income	$9,412	$16,287	$8,357	$(2,102)	$(583)	$(4,282)	$7,694	$7,231
     Although Parent and the Purchaser were provided with the forward-looking information summarized above, they advised the Company that their analysis of the Company was not based solely on this forward-looking information. The Company also advised Parent and the Purchaser that the forward-looking information was not prepared with a view to public disclosure or compliance with the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants regarding forward-looking information or forecasts. Furthermore, the forward-looking information does not purport to present operations in accordance with U.S. generally accepted accounting principles, or “GAAP,” and the Company’s independent auditors have not examined, compiled or otherwise applied procedures to the forward-looking information and accordingly assume no responsibility for them. The Company has advised Parent and the Purchaser that its internal financial forecasts (upon which the forward-looking information provided to Parent and the Purchaser was based in part) are, in general, prepared solely for internal use and capital budgeting and other management decisions and are subjective in many respects and thus susceptible to interpretations and periodic revisions based on actual experience and business developments.
     The forward-looking information also reflects numerous assumptions made by the management of the Company, including assumptions with respect to industry performance, the market for the Company’s existing and new products and services, general business, economic, market and financial conditions and other matters, all of which are difficult to predict, many of which are beyond the Company’s control and none of which were subject to approval by Parent or the Purchaser. This forward-looking information does not give effect to the Offer or the Merger, or any alterations that the Company’s management or board of directors may make to the Company’s operations or strategy after the completion of the Offer. Accordingly, there can be no assurance that the assumptions made in preparing the forward-looking information will prove accurate or that any of the forward-looking information will be realized.
     It is expected that there will be differences between the forward-looking information and the Company’s actual results, and such actual results may be materially greater or less than those contained in the forward-looking information due to numerous risks and uncertainties, including, but not limited to:
   • financial performance and cash flow from operating activities in fiscal year 2006 are based on attaining current forward-looking information;
   • production delays due to raw material shortages or unforeseen competitive pressures could have a materially adverse effect on current forward-looking information; and
   • because of the dynamic environment in which the Company operates, one or more key factors discussed in “Part I, Item 1. Business” of the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2005 could have an adverse effect on expected results for fiscal year 2006.
     The forward-looking information constitutes forward-looking statements. These and other forward-looking statements are expressly qualified in their entirety by the risks and uncertainties identified above and the cautionary statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2005 and Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2005.

     The forward-looking information set forth above is included in this Report only because it was made available to Parent and the Purchaser. The inclusion of the forward-looking information in this Report should not be regarded as an indication that any of Parent, the Purchaser, the Company or their respective affiliates or representatives considered or consider the forward-looking information to be a reliable prediction of future events, and the forward-looking information should not be relied upon as such. None of the Company or any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate performance of the Company compared to the information contained in the forward-looking information, and none of them undertakes any obligation to update or otherwise revise or reconcile the forward-looking information to reflect circumstances existing after the date such forward-looking information was generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the forward-looking information are shown to be in error.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOWRANCE ELECTRONICS, INC.

Date: February 1, 2006	By:	/s/ Darrell J. Lowrance
Darrell J. Lowrance
President and Chief Executive Officer